Exhibit 99.1
Terry Turner, President and CEO Harold Carpenter, EVP and CFO June 2009 Continued Growth for Tennessee's Premier Financial Services Franchise 1

Forward-looking statements Pinnacle Financial Partners, Inc. ("Pinnacle Financial") may from time to time make written or oral statements, including statements contained in this presentation which may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate" and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking. All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of Pinnacle Financial to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, without limitation, (i) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses, (ii) continuation of the historically low short-term interest rate environment, (iii) the inability of Pinnacle Financial to continue to grow its loan portfolio at historic rates in the Nashville- Davidson-Murfreesboro-Franklin MSA and the Knoxville MSA, (iv) increased competition with other financial institutions, (v) greater than anticipated deterioration or lack of sustained growth in the national or local economies including the Nashville- Davidson-Murfreesboro-Franklin MSA and the Knoxville MSA, (vi) rapid fluctuations or unanticipated changes in interest rates, (vii) the development of any new market other than Nashville or Knoxville, (viii) a merger or acquisition, (ix) any activity in the capital markets that would cause Pinnacle Financial to conclude that there was impairment of any asset including intangible assets, (x) the impact of governmental restrictions on entities participating in the United States Treasury Department's Capital Purchase Program and (xi) changes in state and Federal legislation, regulations or policies applicable to Banks and other financial services providers, including regulatory or legislative developments arising out of current unsettled conditions in the economy. Many of such factors are beyond Pinnacle Financial's ability to control or predict, and readers are cautioned not to put undue reliance on such forward-looking statements. Pinnacle Financial disclaims any obligation to update or revise any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise. A more detailed description of these and other risks is contained in Pinnacle Financial's most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Many of such factors are beyond Pinnacle Financial's ability to control or predict, and users are cautioned not to put undue reliance on such forward-looking statements. Pinnacle Financial disclaims any obligation to update or revise any forward-looking statements contained in this presentation, whether as a result of new information, future events or otherwise. Safe Harbor Statements 2

PNFP - Pinnacle Financial Partners Company profile Asset quality Financial highlights Case for continued growth Today's Agenda 3

Company Profile 4

Source: Nasdaq, finance. yahoo.com Pinnacle Profile High growth, one-bank holding company Headquartered in Nashville, Tennessee 8+ years old Denovo operation in Knoxville - October 2007 Total assets at March 31, 2009 - $4.95 billion Market cap - $14.93 per share (5/22/09) = $359 million Institutional ownership - 47% Insider ownership - approximately 13% 5

Pinnacle Profile Focus on businesses and affluent consumers Provide distinctive service and effective advice Hire and retain a large cadre of experienced advisors Offer a full line of financial services Four simple strategies 6

Asset Quality 7

Second Quarter 2009 May 1st announced a $21.5 million charge off Equates to $0.53 FDEPS loss in 2Q Our only bank holding company loan Not forecasting any recoveries, although minor amount possible Believed to be an isolated occurrence 8

Asset quality expressed as a % of total loans within category PNFP 30-90 days past due 1Q09 Peer 30-90 days past due (*) PNFP NPLs and > 90 days 1Q09 Peer NPLs and > 90 days (*) Const. and land dev. 2.33% 2.92% 3.19% 9.54% CRE 0.03% 0.42% 0.46% 0.88% Total real estate 1.26% 1.76% 1.39% 3.86% C&I 0.40% 0.96% 0.41% 1.87% Total loans 1.02% 1.57% 1.09% 3.03% (*) Uniform Bank Performance Report - 3/09 Asset Quality Metrics - Q109 9

Modified underwriting standards in 2009 Requires builders and developers to begin amortization of loan at renewal should project be "off initial plan" Vertical construction - 20 yr amortization Land - 10 yr amortization Resulted in acceleration of risk rating downgrades in 1Q09 for builder and developer loans placing more of these loans on nonperforming status Will impact 50% of the residential and development book by June 30, 2009. 70% by year end 2009 Asset Quality Metrics 10

$33.9 MM nonaccruing loans 0.97% of loan balances Asset Quality Metrics As of March 31, 2009 Nonaccrual loans $33.9 ORE 19.8 Total NPA's $53.7 NPA's as a % of Total loans + ORE 1.54% 11

Non-accruing loans Three largest NPLs #1 - $9.5 mm in loans to builder / developer #2 - Three development loans to same entity - $4.8 mm #3 - $4.5 mm to real estate investor Approximately $5.2 mm in reserves assigned to NPLs Asset Quality Metrics 12

ORE classifications (dollars in thousands) Balances March 31, 2009 Fair value as a % of book value Average Appraisal Age in Months ORE classifications: New home construction $ 12,418 111% 6.2 Developed lots 4,689 131% 3.8 Undeveloped land 2,062 166% 2.5 Other 647 104% 4.4 Total ORE $ 19,817 121% 4.9 Seven properties with values > $1m Largest balance - $2.0m (Developed subdivision) All properties in Middle and East TN Asset Quality Metrics 13

Net Charge-off's Expressed as a % of Category PNFP Net Charge Off's 1Q09 Peer Net Charge Off's (*) Const. and land dev. 0.60% 2.83% CRE - 0.75% Total real estate 0.32% 1.18% C&I 1.04% 1.39% Total loans 0.56% 1.38% (*) Uniform Bank Performance Report - 3/09 Largest 1Q09 charge-offs: - $1.8mm real estate contractor - $0.8mm development loan - $0.5mm mixed use construction - $0.3mm estate of developer Asset Quality Metrics 14

Financial Highlights 15

Financial Highlights Net income and EPS 1Q09 net income available to common stockholders of $643,000 compared to $6.0 million in 1Q08 FDEPS of $0.03 in 1Q09 compared to $0.26 in 1Q08 Includes $1.45 million in TARP preferred stock charges Loan growth - Loans up $119 million in 1Q09. Pipelines remain strong Credit quality at March 31, 2009 NPAs of 1.54% Annualized net charge offs of 0.56% Allowance at 1.30% with NPL coverage of 133.9% 16

Strong capital base March 31, 2009 December 31, 2008 Tangible common equity ratio 6.0% 6.1% Tier 1 leverage 9.7% 10.5% Tier 1 risk based capital 11.8% 12.1% Total risk based capital 13.3% 13.5% Tangible common book value per common share $11.75 $11.70 Financial Highlights 17

Diversified loan portfolio PNFP avoided: Sub prime Indirect auto Credit card Student lending SBA loans only 0.2% of book Financial Highlights 18

Financial Highlights Loan Categories Amounts 1Q09%'s 1Q09 Amounts 4Q08%'s 4Q08 C&D and Land $ 663.4 19.1% $ 645.4 19.2% Consumer RE 710.3 20.5% 675.6 20.1% CRE - Owner Occ. 408.1 11.7% 371.6 11.1% CRE - Investment 566.5 16.3% 554.9 16.6% Other RE loans 46.7 1.3% 50.4 1.5% Total real estate 2,395.0 68.9% 2,297.9 68.5% C&I 966.6 27.8% 965.1 28.8% Other loans 112.4 3.3% 91.9 2.7% Total loans $3,474.0 100.0% $3,354.9 100.0% 19

Financial Highlights Construction and Land Categories Amts 1Q09%'s(*) 1Q09 Amts 4Q08%'s (*) 4Q08 Resid - Spec $ 93.7 2.7% $ 96.9 2.9% Resid - Custom 25.9 0.7% 29.0 0.9% Resid - Condo 55.4 1.6% 48.5 1.4% Comm Construct 86.3 2.5% 77.1 2.3% Land Devel - Resi 240.3 6.9% 243.2 7.2% Land Devel - Comm 121.8 3.5% 114.2 3.4% Land Devel - Other 40.0 1.2% 36.5 1.1% $663.4 19.1% $645.4 19.2% (*) as a percentage of total loans 20

Expectations for 2009 Should see some margin improvement NPA's will weigh on margin Loan floors and CD pricing Provision to be impacted by increased charge offs Charge-off's for 2009 currently forecasted at 0.80% to 1.00% (exclusive of $21.5mm charge off announced on 5/1/09) We believe 2Q09 will be the heaviest quarter Fee income expected to experience modest increases this year Expense growth FDIC assessment in 2Q09 Addition of two new office sites this year Anticipate 35 in new headcount before year end 21

The Case for Growth 22

Reliable Track Record for Growth Loans Deposits 23

Reliable Track Record for Growth Take market share (Nashville, Knoxville) ~$1B consolidation from existing sales force Increase branch offices and staff ~ 10% 2. Extend to new markets (Memphis) 24

Source: FDIC 6/08 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 0.7051 0.6704 0.6482 0.6298 0.6179 0.5904 0.5816 0.5402 0.4886 0.4545 Top 3 banks in Nashville are Regions, SunTrust and Bank of America Aggregate Market Share Aggregate market share for the top 3 in Nashville MSA has declined almost 25% in the last 9 years. Nashville Significant Growth Opportunity Persists 25

1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 0.6662 0.6574 0.6395 0.6334 0.6191 0.6042 0.6121 0.6033 0.5937 0.5763 0.5671 0.5456 Aggregate Market Share Source: FDIC - 6/08 Top 3 banks in Knoxville are First Horizon, Regions and SunTrust Aggregate market share for the top 3 in Knoxville MSA has declined almost 12% in the last 10 years. Knoxville Significant Growth Opportunity Persists 26

Original multi-year performance targets (*) 2007 2008 2009 2010 2011 Associate hiring plan Target Actual 26 22 39 32 51 39 59 63 Facilities Target Actual 2 2 2 2 4 2 5 5 Loan growth targets (millions) Target Actual $ 100 $109 $ 225 $ 318 $ 375 $ 330 $ 490 $ 600 Deposit growth targets (millions) Target Actual $ 62 $ 34 $ 155 $147 $ 280 $ 150 $ 365 $ 450 Knoxville Significant Growth Opportunity Persists (*) Actuals are as of year end, except for 2009, which are as of March 31, 2009 27

Enter Tennessee's 3 metropolitan markets on a de novo basis ? 3. Memphis ? 1. Nashville ? 2. Knoxville Pinnacle has de novoed in Nashville and Knoxville Pinnacle's bias for market extensions continues to be de novo versus acquisition Criteria for market extensions include: Only launch when PNFP can recruit FAs to build a $750 million bank in five years Cross break even in 12 months Support with additional common stock, as necessary Significant Growth Opportunity Persists 28

2009 Expectations Loans - Assume continued weakness in 2009 Client selection has been good Credit quality deterioration likely in 1H09 Land acquisition and construction book receiving significant attention NCO's and NPL's higher than historical performance Capital - Appears sufficient Continued monitoring TARP alternatives Net interest margin Reason for optimism 29

Final Thoughts Reliable track record for growth Healthy balance sheet compared to peers Securities portfolio Relatively strong loan portfolio Strong capital base Healthy markets compared to national trends Growth opportunity persists 30

Terry Turner, President and CEO Harold Carpenter, EVP and CFO June 2009 Continued Growth for Tennessee's Premier Financial Services Franchise 31